[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

International Bond

June 30, 2002                     [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The stock market has proven to be one of the most profitable places to invest over long periods of time. However, recent market volatility underscores the importance of having an asset allocation strategy to balance risk and reward in your portfolio.

     Your asset allocation strategy addresses how your portfolio is diversified across asset classes, capitalization ranges, and investment styles. The impact of asset allocation can be significant. We believe that diversification is a key element in achieving long-term financial goals, and that a well-balanced portfolio should include international exposure. With a diversified portfolio, a decline in any single investment has less impact on overall return and may be offset by increases in other investments.

     Along those lines, our International Bond fund provides investors with just such a diversification opportunity. While major U.S. stock indices posted heavy losses during the six months ended June 30, 2002, international bonds turned in respectable performances that were amplified by a weakening U.S. dollar.
International Bond flourished in that environment, and the fund's portfolio manager discusses fund and market performance on page 3.

     For more information on asset allocation and international investing, see the Education & Planning section of our Web site, www.americancentury.com. While it's clear that investing abroad  can help diversify your portfolio, many investors have told us that they want  to learn more about international securities. To help you better understand the world's markets, we offer a number of Web-based tools, including easy-to-understand articles, calculators, and guides.

     Building your awareness of essential investment terms and ideas is one of the keys to successful investing. We continue to look for ways to provide you with the resources you need to reach investment goals.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

   Table of Contents
INTERNATIONAL BOND
   Performance Information ................................................    2
   Performance Review .....................................................    3
   Foreign Currency

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    6
   Statement of Operations ................................................    7
   Statement of Changes
      in Net Assets .......................................................    8
   Notes to Financial
      Statements ..........................................................    9
   Financial Highlights ...................................................   13
OTHER INFORMATION
   Proxy Voting Results ...................................................   15
   Share Class and Retirement
      Account Information .................................................   16
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Index ...................................................   17
      Investment Team
         Leaders ..........................................................   17
   Glossary ...............................................................   18

                                                  www.americancentury.com      1

International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                             INVESTOR CLASS                ADVISOR CLASS
                           (INCEPTION 1/7/92)          (INCEPTION 10/27/98)

                       INTERNATIONAL      FUND       INTERNATIONAL      FUND
                           BOND         BENCHMARK        BOND         BENCHMARK
================================================================================
6 MONTHS(1) ............. 11.70%         12.39%         11.57%         12.39%
1 YEAR .................. 18.64%         19.78%         18.30%         19.78%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .................  2.71%          3.63%          2.45%          3.63%
5 YEARS .................  3.05%          3.80%           --             --
10 YEARS ................  4.93%          5.50%           --             --
LIFE OF FUND ............  5.41%          5.62%(2)      -0.41%          0.46%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 12/31/91, the date nearest the class's inception for which data are available.

(3) Index data since 10/31/98, the date nearest the class's inception for which data are available.

See pages 16-18 for information about share classes, the fund's benchmark, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index (excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

2      1-800-345-2021

International Bond--Performance Review
--------------------------------------------------------------------------------

By David M. Gibbon, portfolio manager

PERFORMANCE OVERVIEW

     International Bond provided an impressive return during the six months ended June 30, 2002, while the fund's one-year return was one of its highest ever.* Please see the previous page for detailed performance information.

     The fund benefited from increased investor demand for high-quality bonds amid worldwide economic and financial market uncertainty, and from a weaker U.S.
dollar.

ECONOMIC AND MARKET BACKDROP

     In a performance reminiscent of the second half of 1998, the first six months of 2002 provided a strong reminder of the potential benefits of diversifying part of one's portfolio outside of U.S. stocks. Helped along by short-term interest rates at 40-year lows, U.S. economic growth rebounded sharply during the first quarter. But the recovery lost momentum during the second quarter as financial market weakness depressed business and consumer confidence.

     With the U.S. economy stumbling and its key stock indices falling to their lowest levels in years, overseas investors began looking for opportunities elsewhere. That deflated the value of the dollar as investors swapped out of the greenbacks needed to buy U.S. securities and back into their local currencies
(see the currency returns table at top right).

     The euro benefited substantially from that trend. Signs of accelerating growth in some areas of Europe helped, but, as in the U.S., European growth moderated during the second quarter. Slowing growth and declining inflation reinforced market expectations that the European Central Bank would hold interest rates steady for a prolonged period of time. That boosted investor demand for high-quality European bonds. Factoring in the euro's nearly 11% gain versus the dollar, euro-zone government bond indices generally returned in excess of 14% to U.S. investors for the six months.

     The yen strengthened against the dollar as well. However, despite relatively strong first-quarter growth, the outlook for Japan's economy remains clouded. The market appears to be treating Japan's latest plans to halt deflation and resuscitate growth with some skepticism. The net result was a modest performance  by Japanese government bonds in yen-terms, but an attractive dollar-converted return of more than 10%.

PORTFOLIO STRATEGIES

     As we did during the latter part of 2001, we emphasized bonds from non-core euro-zone countries such as Italy and Spain during the early part of 2002. But as the outlook for global economic growth hit a roadblock, we shifted the portfolio's focus more toward core countries such as France and Germany. That proved a timely decision because core-country bonds generally outperformed during the second quarter, with German bonds leading the way. We also kept a slight underweight in U.K. and Japanese government bonds compared with the fund's benchmark, which helped relative performance as these bonds underperformed euro-zone securities.

     Due to market volatility, we also kept a higher-than-normal percentage of the portfolio in U.S.-based money market securities. But we used euro and yen forward contracts to maintain a full exposure to non-dollar currencies.

* All fund returns referenced in this review are for Investor Class shares.

[right margin]

FOREIGN CURRENCY RETURNS
VS. THE U.S. DOLLAR
FOR THE SIX MONTHS ENDED JUNE 30, 2002

EURO                            +10.9%
YEN                              +9.2%

PORTFOLIO AT A GLANCE
                             AS OF 6/30/02
NET ASSETS                 $174.5 MILLION(1)

                         6/30/02      12/31/01
WEIGHTED AVERAGE
   MATURITY              6.2 YRS       8.0 YRS
AVERAGE DURATION         5.0 YRS       5.6 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)      0.86%(2)        0.86%

(1) Includes Investor and Advisor Classes.

(2) Annualized.

BOND HOLDINGS BY COUNTRY
                         % OF FUND INVESTMENTS
                          AS OF         AS OF
                         6/30/02      12/31/01
EURO ZONE*                57.1%         60.7%
U.S.*                     14.1%          3.2%
MULTI-NATIONAL             5.9%          8.1%
JAPAN                      5.0%         10.7%
CANADA                     4.2%          4.5%
SWEDEN                     4.1%          4.0%
UNITED KINGDOM             3.9%          5.0%
DENMARK                    3.9%          3.2%
AUSTRALIA                  1.8%          0.6%

* Including temporary cash investments.

Investment terms are defined in the Glossary on pages 18-19.

                                                  www.americancentury.com      3

International Bond--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 65.9%

AUSTRALIA -- 0.4%
AUD                       1,300,000  Australia Commonwealth,
                                         7.50%, 9/15/09             $    797,884
                                                                    ------------
AUSTRIA -- 4.1%
EURO                      5,450,000  Republic of Austria, 3.90%,
                                         10/20/05                      7,377,102
                                                                    ------------
BELGIUM -- 4.4%
                          6,770,000  Kingdom of Belgium,
                                         3.75%, 3/28/09                6,289,549
                          1,300,000  Kingdom of Belgium,
                                         8.00%, 3/28/15                1,608,133
                                                                    ------------
                                                                       7,897,682
                                                                    ------------
CANADA -- 4.2%
CAD                       3,100,000  Government of Canada,
                                         7.00%, 12/1/06                2,233,833
                          6,750,000  Government of Canada,
                                         5.50%, 6/1/10                 4,518,813
                            900,000  Government of Canada,
                                         8.00%, 6/1/27                   761,773
                                                                    ------------
                                                                       7,514,419
                                                                    ------------
DENMARK -- 3.9%
DKK                      13,000,000  Kingdom of Denmark,
                                         8.00%, 5/15/03                1,791,138
                         15,600,000  Kingdom of Denmark,
                                         8.00%, 3/15/06                2,307,138
                         20,000,000  Kingdom of Denmark,
                                         6.00%, 11/15/09               2,817,232
                                                                    ------------
                                                                       6,915,508
                                                                    ------------
FRANCE -- 13.4%
EURO                      5,410,000  Government of France,
                                         4.50%, 7/12/03                5,405,800
                          6,290,000  Government of France,
                                         5.00%, 4/25/12                6,212,033
                          4,850,000  Government of France,
                                         5.00%, 10/25/16               4,699,015
                          7,170,000  Government of France,
                                         5.75%, 10/25/32               7,572,462
                                                                    ------------
                                                                      23,889,310
                                                                    ------------
GERMANY -- 11.7%
                          4,500,000  German Federal Republic,
                                         3.25%, 2/17/04                4,414,558
                          2,950,000  German Federal Republic,
                                         5.00%, 2/17/06                2,979,427
                          9,350,000  German Federal Republic,
                                         4.00%, 2/16/07                9,066,740
                          2,100,000  German Federal Republic,
                                         6.25%, 1/4/24                 2,321,126
                          2,120,000  German Federal Republic,
                                         5.625%, 1/4/28                2,186,182
                                                                    ------------
                                                                      20,968,033
                                                                    ------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
ITALY -- 3.7%
                          1,980,000  Republic of Italy, 4.25%,
                                         11/1/09                    $  1,879,345
                          3,900,000  Republic of Italy, 7.25%,
                                         11/1/26                       4,759,431
                                                                    ------------
                                                                       6,638,776
                                                                    ------------
JAPAN -- 5.0%
JPY                     398,000,000  Government of Japan,
                                         0.50%, 3/20/06                3,359,221
                        625,000,000  Government of Japan,
                                         0.90%, 12/22/08               5,293,024
                         38,000,000  Government of Japan,
                                         1.30%, 6/20/11                  322,052
                                                                    ------------
                                                                       8,974,297
                                                                    ------------
NETHERLANDS -- 4.0%
EURO                      6,850,000  Kingdom of Netherlands,
                                         6.00%, 1/15/06                7,126,449
                                                                    ------------
SPAIN -- 3.1%
                          1,572,007  Government of Spain,
                                         7.35%, 3/31/07                1,734,294
                          3,860,000  Government of Spain,
                                         5.15%, 7/30/09                3,880,334
                                                                    ------------
                                                                       5,614,628
                                                                    ------------
SWEDEN -- 4.1%
SEK                      34,400,000  Kingdom of Sweden,
                                         3.50%, 4/20/06                3,546,857
                         32,700,000  Kingdom of Sweden,
                                         6.50%, 5/5/08                 3,785,670
                                                                    ------------
                                                                       7,332,527
                                                                    ------------
UNITED KINGDOM -- 3.9%
GBP                       1,900,000  U.K. Treasury Stock, 5.00%,
                                         6/7/04                        2,923,154
                          1,090,000  U.K. Treasury Stock, 7.50%,
                                         12/7/06                       1,829,797
                            750,000  U.K. Treasury Stock, 7.25%,
                                         12/7/07                       1,267,621
                            590,000  U.K. Treasury Stock, 5.75%,
                                         12/7/09                         941,614
                                                                    ------------
                                                                       6,962,186
                                                                    ------------
TOTAL GOVERNMENT BONDS                                               118,008,801
                                                                    ------------
   (Cost $111,458,432)

CORPORATE BONDS -- 13.0%

FRANCE -- 2.0%
EURO                      3,500,000  Caisse D'Amortissement de
                                         la Dette Sociale, 5.25%,
                                         10/25/12                      3,496,267
                                                                    ------------
GERMANY -- 3.0%
                          5,500,000  Kreditanstalt Fuer
                                         Wiederaufbau, 3.75%,
                                         11/26/04                      5,397,112
                                                                    ------------

4      1-800-345-2021                          See Notes to Financial Statements

International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
MULTI-NATIONAL -- 5.9%

GBP                       2,400,000  European Investment Bank,
                                         5.50%, 12/7/09             $  3,701,466
EURO                      3,000,000  European Investment Bank,
                                         5.625%, 10/15/10              3,073,490
GBP                       2,450,000  International Bank for
                                         Reconstruction &
                                         Development (the World
                                         Bank), 6.125%, 12/7/09        3,903,843
                                                                    ------------
                                                                      10,678,799
                                                                    ------------
SPAIN -- 2.1%
EURO                      3,850,000  Instituto de Credito Oficial,
                                         3.875%, 7/30/04               3,793,247
                                                                    ------------
TOTAL CORPORATE BONDS                                                 23,365,425
                                                                    ------------
   (Cost $21,483,832)

TEMPORARY CASH INVESTMENTS(1) -- 21.1%

AUSTRALIA -- 1.4%
USD                       2,500,000  Toyota Finance Australia Ltd.
                                         Discount Notes, 1.69%,
                                         7/5/02                        2,499,503
                                                                    ------------
FRANCE -- 3.4%
EURO                      6,100,000  Government of France
                                         Discount Notes, 3.42%,
                                         8/8/02                        6,018,742
                                                                    ------------
GERMANY -- 2.2%
USD                       4,000,000  Volkswagen Coordination
                                         Center NV Discount
                                         Notes, 1.82%, 8/13/02         3,991,106
                                                                    ------------
UNITED STATES -- 14.1%
                         25,200,000  FHLMC Discount Notes,
                                         1.90%, 7/1/02                25,200,000
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS                                      37,709,351
                                                                    ------------
   (Cost $37,209,502)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $179,083,577
                                                                    ============
   (Cost $170,151,766)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

                              Settlement        Value at          Unrealized
     Contracts to Sell           Date            6/30/02          Gain (Loss)
--------------------------------------------------------------------------------
      11,974,638    DKK         7/23/02        $ 1,587,203         $ (47,353)
         312,325    EURO        7/23/02            307,528           (13,505)
         616,533    GBP         7/23/02            938,591           (19,921)
     134,375,200    JPY         7/23/02          1,122,522           (32,522)
      36,441,506    SEK         7/23/02          3,948,547          (148,480)
                                              ----------------------------------
                                               $ 7,904,391         $(261,781)
                                              ==================================
(Value on Settlement Date $7,642,610)

                              Settlement        Value at          Unrealized
     Contracts to Buy            Date            6/30/02          Gain (Loss)
--------------------------------------------------------------------------------
         950,860    CAD         7/23/02        $   625,728         $ (22,554)
       1,313,140    CAD         7/23/02            864,133             13,367
       1,075,995    EURO        7/23/02          1,059,468          (147,855)
       1,786,325    EURO        7/23/02          1,758,888             79,281
       3,236,146    EURO        7/23/02          3,186,441             46,441
       3,730,000    EURO        7/23/02          3,672,709           (31,927)
         115,207    GBP         7/23/02            175,388              5,365
         753,528    GBP         7/23/02          1,147,149             22,900
   1,610,601,586    JPY         7/23/02         13,454,382            448,436
     136,127,400    JPY         7/23/02          1,137,159            (2,841)
                                              ----------------------------------
                                               $27,081,445         $  410,613
                                              ==================================
(Value on Settlement Date $26,670,832)

* Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

FHLMC = Federal Home Loan Mortgage Company

GBP = British Pound

JPY = Japanese Yen

SEK = Swedish Krona

USD = United States Dollar

(1) The rates indicated are the yield to maturity at purchase.

See Notes to Financial Statements                 www.americancentury.com      5

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value (cost
  of $170,151,766) (Note 6) ................................      $ 179,083,577
Cash .......................................................             73,904
Foreign currency holdings,
  at value (cost of $22,748) ...............................             23,075
Receivable for investments sold ............................          3,749,873
Receivable for forward foreign
  currency exchange contracts ..............................            615,790
Receivable for capital shares sold .........................          9,013,474
Interest receivable ........................................          3,048,688
                                                                  -------------
                                                                    195,608,381
                                                                  -------------
LIABILITIES
Payable for investments purchased ..........................         20,428,954
Payable for forward foreign
  currency exchange contracts ..............................            466,958
Payable for capital shares redeemed ........................             93,481
Accrued management fees (Note 2) ...........................             93,510
Distribution fees payable (Note 2) .........................                495
Service fees payable (Note 2) ..............................                495
Payable for trustees' fees and expenses (Note 2) ...........              2,481
Accrued expenses and other liabilities .....................                183
                                                                  -------------
                                                                     21,086,557
                                                                  -------------

Net Assets .................................................      $ 174,521,824
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ............................................      $ 166,029,499
Undistributed net investment income ........................          2,052,174
Accumulated net realized loss on investment
  and foreign currency transactions ........................         (2,802,546)
Net unrealized appreciation on investments
  and translation of assets and liabilities
  in foreign currencies (Note 6) ...........................          9,242,697
                                                                  -------------
                                                                  $ 174,521,824
                                                                  =============

Investor Class
Net assets .................................................      $ 171,769,290
Shares outstanding .........................................         15,300,456
Net asset value per share ..................................      $       11.23

Advisor Class
Net assets .................................................      $   2,752,534
Shares outstanding .........................................            246,152
Net asset value per share ..................................      $       11.18

                                               See Notes to Financial Statements
6      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest (net of foreign taxes
  withheld of $5,378) .....................................        $  2,514,329
                                                                   ------------

Expenses (Note 2):
Management fees ...........................................             486,553
Distribution fees -- Advisor Class ........................               2,652
Service fees -- Advisor Class .............................               2,652
Trustees' fees and expenses ...............................              10,925
                                                                   ------------
                                                                        502,782
                                                                   ------------
Net investment income .....................................           2,011,547
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
  Investment transactions (Note 3) ........................            (345,702)
  Foreign currency transactions ...........................            (102,384)
                                                                   ------------
                                                                       (448,086)
                                                                   ------------

Change in net unrealized appreciation on:
  Investments (Note 6) ....................................             744,195
  Translation of assets and liabilities
  in foreign currencies ...................................          11,984,894
                                                                   ------------
                                                                     12,729,089
                                                                   ------------

Net realized and unrealized gain ..........................          12,281,003
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations ...............................        $ 14,292,550
                                                                   ============

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Increase in Net Assets                                2002             2001
                                                      ----             ----

OPERATIONS
Net investment income ....................     $   2,011,547      $   4,425,295
Net realized loss ........................          (448,086)        (3,240,273)
Change in net unrealized
  appreciation (depreciation) ............        12,729,089         (3,626,495)
                                               -------------      -------------
Net increase (decrease) in net
  assets resulting from operations .......        14,292,550         (2,441,473)
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .........................          (274,039)              --
  Advisor Class ..........................              (142)              --
                                               -------------      -------------
Decrease in net assets
  from distributions .....................          (274,181)              --
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .............        43,348,819          7,358,445
                                               -------------      -------------

Net increase in net assets ...............        57,367,188          4,916,972

NET ASSETS
Beginning of period ......................       117,154,636        112,237,664
                                               -------------      -------------
End of period ............................     $ 174,521,824      $ 117,154,636
                                               =============      =============

Undistributed net investment income ......     $   2,052,174      $     314,808
                                               =============      =============

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940
Act. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency.
The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost.
Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid twice a year.

                                                 www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a
Complex Fee based on the average net assets of all the funds managed by ACIM.
The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The
Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2002, the effective annual management fee for the
Investor Class and Advisor Class was 0.84% and 0.59%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended June
30, 2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the trust's investment manager,
ACIM, the distributor of the trust, ACIS, and the trust's transfer agent,
American Century Services Corporation.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM  (See Note 5).

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $95,585,660 and
$77,549,802, respectively.

10      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    The trust has an unlimited number of shares authorized. Transactions in
Shares of the fund were as follows:

                                                     SHARES           AMOUNT
                                                     ------           ------
INVESTOR CLASS
Six months ended June 30, 2002
Sold .......................................        6,961,678      $ 74,538,478
Issued in reinvestment of distributions ....           25,297           248,419
Redeemed ...................................       (3,114,232)      (31,944,736)
                                                 ------------      ------------
Net increase ...............................        3,872,743      $ 42,842,161
                                                 ============      ============

Year ended December 31, 2001
Sold .......................................        6,689,418      $ 67,837,570
Issued in reinvestment of distributions ....             --                --
Redeemed ...................................       (6,118,902)      (61,548,220)
                                                 ------------      ------------
Net increase ...............................          570,516      $  6,289,350
                                                 ============      ============

ADVISOR CLASS
Six months ended June 30, 2002
Sold .......................................           92,959      $    965,985
Issued in reinvestment of distributions ....               15               142
Redeemed ...................................          (44,510)         (459,469)
                                                 ------------      ------------
Net increase ...............................           48,464      $    506,658
                                                 ============      ============

Year ended December 31, 2001
Sold .......................................          229,224      $  2,300,689
Issued in reinvestment of distributions ....             --                --
Redeemed ...................................         (121,235)       (1,231,594)
                                                 ------------      ------------
Net increase ...............................          107,989      $  1,069,095
                                                 ============      ============

                                                 www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

6.  FEDERAL TAX INFORMATION

    As of June 30, 2002, the federal tax cost of investments were as follows:

Federal tax cost of investments .................................  $170,151,766
                                                                  ==============
Gross tax appreciation on investments ...........................   $9,215,019
Gross tax depreciation on investments ...........................    (283,208
                                                                  --------------
Net tax appreciation (depreciation) on investments ..............   $8,931,811
                                                                  ==============

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains and losses on certain futures contracts.

    CAPITAL LOSS CARRYOVERS -- At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of
$2,352,831 (expiring in 2008), which may be used to offset future taxable gains.

12      1-800-345-2021

International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                   Investor Class
                                         2002(1)      2001        2000        1999        1998        1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period                   $10.08      $10.25      $10.55      $12.44      $10.92      $11.79
                                        ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income                   0.17(2)     0.39(2)     0.38(2)     0.36(2)     0.47(2)     0.65
  Net Realized and Unrealized
  Gain (Loss)                             1.01       (0.56)      (0.51)      (1.62)       1.47       (1.34)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations        1.18       (0.17)      (0.13)      (1.26)       1.94       (0.69)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income             (0.03)        --        (0.11)      (0.43)      (0.17)      (0.04)
  From Net Realized Gains                  --          --        (0.06)      (0.20)      (0.25)      (0.14)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions                    (0.03)        --        (0.17)      (0.63)      (0.42)      (0.18)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period          $11.23      $10.08      $10.25      $10.55      $12.44      $10.92
                                        =========   =========   =========   =========   =========   =========
  Total Return(3)                        11.70%      (1.66)%     (1.20)%    (10.36)%     17.87%      (5.88)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets                 0.86%(4)      0.86%       0.87%       0.85%       0.84%       0.84%
Ratio of Net Investment Income
  to Average Net Assets                 3.45%(4)      3.87%       3.85%       3.27%       4.11%       4.82%
Portfolio Turnover Rate                     72%        147%        221%        239%        322%        163%
Net Assets, End of Period
  (in thousands)                       $171,769    $115,172    $111,320    $112,968    $157,412    $165,731

(1) Six months ended June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      13

International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                          Advisor Class
                                                     2002(1)      2001        2000        1999       1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............. $10.03      $10.23      $10.52      $12.44      $12.50
                                                    ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ........................   0.16        0.36        0.35        0.45        0.08
  Net Realized and Unrealized Gain (Loss) .........   0.99       (0.56)      (0.50)      (1.74)       0.19
                                                    ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ................   1.15       (0.20)      (0.15)      (1.29)       0.27
                                                    ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ......................   --(4)       --         (0.08)      (0.43)      (0.17)
  From Net Realized Gains .........................   --          --         (0.06)      (0.20)      (0.16)
                                                    ---------   ---------   ---------   ---------   ---------
  Total Distributions .............................   --          --         (0.14)      (0.63)      (0.33)
                                                    ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period .................... $11.18      $10.03      $10.23      $10.52      $12.44
                                                    =========   =========   =========   =========   =========
  Total Return(5) .................................  11.57%      (1.96)%     (1.35)%    (10.61)%      2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ........................... 1.11%(6)      1.11%       1.12%       1.10%     1.08%(6)
Ratio of Net Investment Income
  to Average Net Assets ........................... 3.20%(6)      3.62%       3.60%       3.02%     3.71%(6)
Portfolio Turnover Rate ...........................     72%        147%        221%        239%      322%(7)
Net Assets, End of Period
  (in thousands) ..................................  $2,753      $1,983        $918        $727         $34

(1) Six months ended June 30, 2002 (unaudited).

(2) October 27, 1998 (commencement of sale) through December 31, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount is less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 1998.

                                               See Notes to Financial Statements
14      1-800-345-2021                See Glossary for a Definition of the Table

Proxy Voting Results
--------------------------------------------------------------------------------

    A special meeting of shareholders was held on August 2, 2002, to vote on the following proposal. The proposal received the required number of votes of the
American Century International Bond Funds and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL:

    To elect a Board of Directors of eight members to hold office until their successors are elected and qualified:

    Albert Eisenstat
       For:                   60,664,863
       Against:                  748,122

    Ronald J. Gilson
       For:                   60,700,927
       Against:                  712,058

    Kathryn A. Hall
       For:                   60,685,401
       Against:                  727,584

    William M. Lyons
       For:                   60,685,296
       Against:                  727,689

    Myron S. Scholes
       For:                   60,534,101
       Against:                  878,884

    Kenneth E. Scott
       For:                   60,616,519
       Against:                  796,466

    James E. Stowers III
       For:                   60,683,252
       Against:                  729,733

    Jeanne D. Wohlers
       For:                   60,710,676
       Against:                  702,309

                                                 www.americancentury.com      15

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

16      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 32 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDEX

     The following index is used in the report for fund performance comparisons.
It is not an investment product available for purchase.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

     Prior to January 1998, the International Bond fund benchmark was the J.P.
Morgan ECU-Weighted European Index.

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan Chase & Co.

[right margin]

INVESTMENT TEAM LEADERS
     Portfolio Managers
        DAVID M. GIBBON (J.P. MORGAN)
        DOMINIC PEGLER (J.P. MORGAN)
        BRIAN HOWELL

                                                 www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------

*   AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   BASIS POINT -- one one-hundredth of a percentage point (or 0.01%).
Therefore, 100 basis points equal one percentage point (or 1%).

*   CORE EURO-ZONE COUNTRIES -- Belgium, Germany, the Netherlands, and more recently France, are generally considered the core euro-zone countries. These countries demonstrated the most conservative fiscal and monetary policies in the region, in addition to currency stability, prior to Economic and Monetary Union.
As a result, bonds from these countries often carry slightly higher credit ratings and therefore lower yields than like-maturity bonds from "non-core"
euro-zone countries.

*   COUPON -- the stated interest rate of a security.

*   CURRENCY FLUCTUATIONS -- the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

*   CURRENCY HEDGING -- a strategy used to offset fluctuations in the value of a currency.

*   EURO ZONE -- the collection of countries that have converted to the euro as their national currency. Currently, the following countries are members of the euro zone: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy,
Luxembourg, the Netherlands, Portugal,  and Spain.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

*   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

*   NON-CORE EURO-ZONE COUNTRIES -- member countries of Economic and Monetary
Union that demonstrated lower currency and economic stability than "core" member countries prior to Economic and Monetary Union. Bonds from these countries often carry slightly lower credit ratings and therefore higher yields than like-maturity  core-country bonds.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 13-14.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      19

Notes
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20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Short-Term Government           FL Municipal Bond
                                   Tax-Free Bond
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

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0208                                 American Century Investment Services, Inc.
SH-SAN-30404N                     (c)2002 American Century Services Corporation